UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                               SCHEDULE DEF 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

[x] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box: [ ] Preliminary Proxy Statement
                           [ ] Confidential, For Use of the Commission Only
                               (as Permitted by Rule 14a-6(e)(2))
                           [X] Definitive Proxy Statement
                           [ ] Definitive Additional Materials
                           [ ] Soliciting Material Pursuant to Rule
                               14a-11(c) or Rule 14a-12


                              LASER CORPORATION
--------------------------------------------------------------------------------

               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing: (Check the appropriate box)

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11
(1) Title of each class of securities to which transaction applies:_____________
(2) Aggregate number of securities to which transaction applies:________________
(3) Per unit price of other underlying value of transaction computed persuant to Exchange Act Rule O-11
    (Set forth the amount on which the filing fee is calculated and state how it was determined)
    ____________________________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________
(4) Proposed maximum aggregate value of transaction:____________________________
(5) Total fee paid:____________

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:________________
(2) Form, schedule or registration statement no.:_______________________
(3) Filing party:_________________
(4) Date filed:___________________

                               LASER CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 15, 2002




To the Shareholders:


         The 2002 Annual Meeting of Shareholders of Laser Corporation (the "Company") will be held at the Company's headquarters, 2417 South 3850 West, Salt Lake City, Utah 84120 on Wednesday, May 15, 2002 at 9:00 a.m. MDT, for the following purposes:

         1. To elect four directors, each to serve until the next annual meeting of the Shareholders and until each of their successors is elected and shall qualify;

         2. To approve the selection of Tanner + Co. as the independent auditors of the Company; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Information regarding the matters to be acted upon at the meeting is contained in the Proxy Statement attached to this Notice. Only Shareholders of record at the close of business on April 5, 2002 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

         Your vote is important. Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope whether or not you expect to attend the meeting. You may revoke your Proxy and vote in person should you decide to attend the meeting.

                                           By Order of the Board of Directors


                                           /s/Rod O. Julander

                                           Rod O. Julander, Secretary




Salt Lake City, Utah
April 12, 2002

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                       OF

                                LASER CORPORATION




                                     GENERAL


         This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Laser Corporation (the "Company") for the 2002 Annual Meeting of Shareholders of the Company to be held on May 15, 2002, at 9:00 a.m. MDT, at the Company's headquarters, 2417 South 3850 West, Salt Lake City, Utah. Shareholders will consider and vote upon the proposals described herein and referred to in the Notice of Annual Meeting accompanying this Proxy Statement.

         The close of business on April 5, 2002, has been fixed as the record date for the determination of the Shareholders entitled to notice of, and to vote at, the Annual Meeting. On such date there were outstanding and entitled to vote 1,643,073 shares of common stock. Each share of common stock is entitled to one vote on each matter to be considered at the meeting. For a description of the principal holders of such stock, see "Security Ownership of Certain Beneficial Owners and Management" below.

         Shares represented by Proxies will be voted in accordance with the specifications made thereon by the Shareholders. Any Proxy not specifying the contrary will be voted in favor of Management's nominees for Directors of the Company, and for ratification of appointment of the certified public accountants.

         The Proxies being solicited by the Board of Directors may be revoked by any Shareholder giving the Proxy at any time prior to the Annual Meeting by giving notice of such revocation to the Company, in writing, at the address of the Company provided below. The Proxy may also be revoked by any Shareholder giving such Proxy who appears in person at the Annual Meeting and advises the Chairman of the Meeting of his intent to revoke the Proxy.

         The principal executive offices of the Company are located at 2417 South 3850 West, Salt Lake City, Utah 84120. This Proxy Statement and the enclosed Proxy are being furnished to Shareholders on or about April 12, 2002.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT


Security Ownership of Certain Beneficial Owners
-----------------------------------------------

         The following table sets forth information as of March 15, 2002, as to each person who owns of record, or is known by the Company to own beneficially, more than five percent (5%) of any class of voting securities of the Company.

                                                Amount and
                                                Nature of      Percent
  Title              Name & Address             Beneficial       of
of Class          of Beneficial Owner          Ownership(1)    Class(2)
--------          -------------------          ------------    --------

Common            Reinhardt Thyzel(3)             594,721        36.0
                  Rehweidstrasse 15
                  8738 Uetliburg, Switzerland

Common            Estate of Wm. H. McMahan(4)     143,819         8.7
                  3959 West 1820 South
                  Salt Lake City, UT 84104

Common            Paula F. Julander(5)            114,163         6.9
                  1467 Penrose Drive
                  Salt Lake City, UT 84103


(1) Except as otherwise indicated, all shares are directly owned with voting and investment power held by the person named.

(2) Unless otherwise noted, based upon total outstanding shares and shares subject to options that are exercisable within sixty days by the person named, as of March 15, 2002.

(3) Based upon information included in a Schedule 13D filed with the Securities and Exchange Commission ("SEC") on October 30, 1998, and subsequent Form 5 filed with SEC. Also includes 50,000 shares owned by Mrs. Gisela Thyzel, his wife, as to which Mr. Thyzel disclaims beneficial ownership and 8,000 shares which Mr. Thyzel has the right to acquire through the exercise of stock options.

(4) Based upon information provided by the executor of the Estate of William H. McMahan. Includes 7,579 shares held by Linda R. McMahan, who is the executor of the Estate.

(5) Based upon information provided by Mrs. Julander on a SEC Form 144 dated June 15, 2000. Also includes 19,413 shares held by Dr. Rod O. Julander, her husband and 21,000 shares which Dr. Julander has the right to acquire through the exercise of stock options. Mrs. Julander disclaims beneficial ownership of stock held by her husband.

Security Ownership of Management
--------------------------------

         The following table sets forth certain information as of March 15, 2002, regarding the ownership of each class of equity securities of the Company by each Director or nominee for Director of the Company and by all executive officers and directors as a group.

                                                 Amount and
                                                 Nature of            Percent
  Title              Name of                    Beneficial             of
of Class          Beneficial Owner              Ownership(1)           Class
--------          ----------------              ------------          -------

Common            B. Joyce Wickham                   37,833(2)           2.3

Common            Rod O. Julander                   114,163(3)           6.9

Common            Mark L. Ballard                    33,357(4)           2.0

Common            Reinhardt Thyzel                  594,721(5)          36.0

Common            All Executive Officers            780,074             47.2
                  and Directors as a
                  Group   (4 persons)


(1) Except as otherwise indicated, all shares listed include shares subject to options that officers and directors have the right to exercise within sixty days and are directly owned with voting and investment power held by the person named.

(2) Includes 27,333 shares which Ms. Wickham has the right to acquire through the exercise of stock options.

(3) Includes 73,750 shares owned by Paula F. Julander, his wife, as to which Dr. Julander disclaims beneficial ownership and 21,000 shares which Dr. Julander has the right to acquire through the exercise of stock options.

(4) Includes 27,333 shares which Mr. Ballard has the right to acquire through the exercise of stock options.

(5) Includes 50,000 shares owned by Gisela Thyzel, his wife, as to which Mr. Thyzel disclaims beneficial ownership and 8,000 shares which Mr. Thyzel has the right to acquire through the exercise of stock options.



         Ms. Wickham and Messrs. Julander, Ballard and Thyzel are required to annually report the acquisition of options granted pursuant to stock option plans of the Company on a Form 5. These reports were filed for 2001 and evidence the grant of options to the individuals named.

         On October 9, 1998, Mr. Reinhardt Thyzel acquired 521,739 shares of the Company's common stock for a purchase price of $600,000. Mr. Thyzel used his personal funds to acquire the shares. Mr. Thyzel has acquired additional shares through the exercise of stock options and shares issued in lieu of Directors fees. Because Mr. Thyzel owns 32.7% of the issued and outstanding shares of common stock of the Company, he could be deemed to control the Company.


Changes in Control
------------------

         The Company is unaware of any arrangement which may at a subsequent date result in any change of control of the Company.



                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The Company's Articles of Incorporation provide that the Board of Directors shall be elected each year at the annual meeting of the Shareholders of the Company. At the 2002 Annual Meeting, the Board of Directors will nominate
B. Joyce Wickham, Rod O. Julander, Mark L. Ballard and Reinhardt Thyzel for election as directors of the Company. Upon election, the directors will serve until the next Annual Meeting of the Shareholders or until their successors have been elected and qualified. The Board of Directors believes that all of the nominees will be available and able to serve as directors.

         In the absence of instructions to the contrary, the persons named in the Proxy will vote the Proxies "FOR" the election of the nominees listed below, unless otherwise specified in the Proxy. The Board of Directors has no reason to believe that any nominee will be unable to serve, but if any nominee should become unable to serve, the Proxies will be voted for such other person as the Board of Directors shall recommend.

         Certain information concerning the nominees to the Board of Directors is set forth below:

                                                                 Has Served
Name of                                Company                   as Director
Nominee           Age               Position Held                  Since
-------           ---               -------------                -----------

B. Joyce          50             Director, Chairman,                1989
Wickham                          President, Chief
                                 Executive Officer

Rod O.            68             Director and Secretary             1989
Julander

Mark L.           54             Director, Vice President,          1994*
Ballard                          Treasurer and Assistant
                                 Secretary

Reinhardt         53             Director                           1998
Thyzel



         * Mr. Ballard served as a Director of the Company from June 1983 to October 1987.


Board and Committee Meetings
----------------------------

         There were four meetings of the Board of Directors during the last fiscal year. Each of the directors attended at least seventy-five (75%) of the meetings held. For a description of directors' fees, see "Executive Compensation
- Compensation of Directors." The Board of Directors has designated Audit, Stock Option, and Executive and Compensation Committees. At the present time, Rod O. Julander and Reinhardt Thyzel are the members of the Audit and Executive and Compensation Committees. Rod O. Julander and Reinhardt Thyzel are members of the Stock Option Committee, employee plan. B. Joyce Wickham and Mark L. Ballard are members of the Stock Option Committee, director plan.

         The functions performed by the Audit Committee include (i) meeting with the Company's independent auditors to discuss the scope of the auditors' annual audit of the Company's financial statements, procedures recommended by the auditors, and the results of the auditors' annual audit, and (ii) reporting and making recommendations to the Board of Directors. The Audit Committee held one meeting in 2001.

         The functions performed by the Executive and Compensation Committee are to periodically review the compensation paid to officers of the Company and to make recommendations to the Board of Directors concerning such compensation. The Executive and Compensation Committee held one meeting in 2001.

         The functions performed by the Stock Option Committee, employee plan, include (i) administering the Company's employee stock option plans, and (ii) determining eligible officers and employees to whom any stock options should be granted pursuant to the stock option plans, the number thereof, and the terms of any such grants. This Stock Option Committee held two meetings in 2001.

         The functions performed by the Stock Option Committee, director plan, include (i) administering the Company's director stock option plans, and (ii) determining eligible directors to whom any stock options should be granted pursuant to the stock option plans, the number thereof, and the terms of any such grants. This Stock Option Committee held two meetings in 2001.



Executive Officers and Directors
--------------------------------

         The executive officers, directors, and significant employees of the Company are listed on the following table:



         Name                          Position                       Age
         ----                          --------                       ---

B. Joyce Wickham                 Chairman, Director,                  50
                                 President, Chief
                                 Executive Officer

Mark L. Ballard                  Director, Vice President,            54
                                 and Assistant Secretary

Rod O. Julander                  Director and Secretary               67

Reinhardt Thyzel                 Director                             52


         The term of each executive officer is one year. Officers are elected each year at the Annual Meeting of the Board of Directors.


         Certain information regarding the business experience of these executive officers, directors and significant employees is set forth below:


         B. Joyce Wickham. Ms. Wickham was elected Chairman of the Board, President and Chief Executive Officer, and Treasurer of the Company in 1989. She has served in those capacities since that time, except for the period from June 1989 until December 1990 when she served solely as Chairman of the Board and Treasurer. Ms. Wickham has been employed by the Company and its subsidiaries or associated companies since 1981, with the exception of one year during 1988-1989 at which time she was employed with McMahan Enterprises in General Management.

Ms. Wickham has held various executive positions for the Company including Manager of American Laser GmbH, Munich, Germany, Manager of the Company's Taipei, Taiwan material procurement operations, Manager of Optical Computer, Inc. and President of Southfork Electronics, Inc. Ms. Wickham holds a Bachelor of Science Degree in Psychology from Brigham Young University.

         Mark L. Ballard. Mr. Ballard was elected to the Board of Directors in 1994 and is currently employed by the Company as Vice President of Laser Corporation and President of American Laser and A.R.C. Laser Corporations. He was elected to these positions in May 1991, June 1994, and June 1996 respectively. Prior to May 1991, Mr. Ballard held various executive, officer and director positions for the Company and its subsidiaries. He has been employed by the Company since 1975, with the exception of one year during 1983-1984 at which time he was President and a director of HGM. Mr. Ballard holds a Bachelor of Arts degree in Accounting from Utah State University.

         Rod O. Julander. Dr. Julander was elected to the Board of Directors and as Secretary of the Company in 1989. Dr. Julander has been a Professor of Public Administration at Weber State University, Ogden, Utah, since 1960 and is Chairman of the Political Science Department. In 1984 he was a consultant for University of Utah Center for Public Administration, and a lobbyist for the Utah Chapter of the National Association of Social Workers and the Utah Society of Radiologic Technologists. In 1967 he was Personnel Consultant at Hill Air Force Base, Utah and from 1965 to 1966 was Executive Director of the Utah Committee on Children and Youth. Dr. Julander received his Bachelor of Science and Master of Science in Philosophy and his Ph.D. in Political Science from the University of Utah.

         Reinhardt Thyzel. Mr. Thyzel was elected to the Board of Directors October 16, 1998. Mr. Thyzel is currently President and founder of A.R.C. AG, Switzerland, a company engaged since 1997, in the development of medical lasers. In 1996 Mr. Thyzel founded A.R.C. GmbH in Germany for the development and sale of dermatological and dental lasers. From 1989 through 1996 Mr. Thyzel was a consultant for Spectron Laser Systems, England. Mr. Thyzel provided the key experience and management to expand Spectron's scientific product line to a successful industrial laser line. During 1977 Mr. Thyzel founded Meditec, GmbH in which he was the owner and President. This company developed, manufactured and sold medical lasers primarily in the field of ophthalmology until 1989 when it was sold. Mr. Thyzel received his degree in engineering in 1972 and is a resident of Switzerland.

         Dr. Julander and Mr. Thyzel are employed full time in activities which do not involve the Company. Ms. Wickham is employed full time by the Company as its President and Chief Executive Officer. Mr. Ballard is employed full time by the Company as its Vice President, Treasurer and Assistant Secretary. If any outside director is requested to perform services for the Company beyond normal service as a director, such director will be compensated for the performance of such services at rates to be agreed upon by such director and the Company.

         There are no family relationships between any directors or executive officers of the Company.




                             EXECUTIVE COMPENSATION

         The following table sets forth the aggregate cash remuneration paid by the Company for services rendered in all capacities during the last fiscal year by its Chief Executive Officer and by its most highly compensated executive officers whose cash remuneration from the Company and its subsidiaries exceeded $100,000. No executive officer received cash remuneration in excess of $100,000 in 2001.


                           Summary Compensation Table

                                                            Long Term Compensation
                                                          ----------------------------
                                 Annual Compensation            Awards        Payouts
                             ---------------------------  ----------------------------
   (a)                (b)      (c)       (d)     (e)       (f)         (g)      (h)     (i)
                                                 Other     Re-      Securities
                                                Annual   stricted   Underlying  LTIP  All Other
Name and             Year                       Compen-   Stock     Options/    Pay-   Compen-
Principal           Ended     Salary    Bonus   sation(1) Award(s)     SARs     outs   sation(2)
Position            Dec. 31     ($)       ($)     ($)      ($)         (#)      ($)     ($)
---------           -------   ------    -----   --------- --------  ----------  ----- ----------

B. Joyce Wickham     2001    $72,100  $ 8,184(3)  $794     -         19,000      -     $6,363
President, Chief     2000    $72,100  $ 8,208     $717     -           -0-       -     $7,765
Executive Officer,   1999    $72,100  $ 7,971     $456     -          4,000      -     $4,160
and Director


(1) Amounts include Company payments for additional health insurance coverage.

(2) Payments in lieu of vacation and sick time earned.

(3) Paid for bonus earned during fiscal 2000.

Other Compensation
------------------

         Ms. Wickham's Employment Agreement provides to Ms. Wickham, as additional compensation, a payment equal to fifty percent (50%) of the price actually paid by her to purchase stock of the Company during any calendar year of her employment, up to a maximum of ten percent (10%) of her annual compensation for such year. Ms. Wickham has not purchased any shares pursuant to this provision.

         The Company does not have a key-man life insurance policy on the life of any executive officer or director. The Company provides health and life insurance to its employees. The Company had no other retirement, pension or similar programs in 2001. In 1990, the Company established a 401(k) retirement program for employees. The Company did not make a contribution to the Plan in 2001.


Stock Option Plans
------------------

         Until their expiration on June 30, 1998, the Company had two shareholder approved stock option plans for key employees: an incentive stock option plan pursuant to which incentive stock options to purchase a maximum of 62,500 shares of common stock could be issued and a non-statutory stock option plan pursuant to which non-qualified stock options to purchase 62,500 shares could be issued. There are 5,000 shares that remain exercisable under the incentive stock plan and 6,250 shares that remain exercisable under the non-statutory stock option plan. The maximum term of options granted under either plan is five years. Each of the plans provides that if the optionee's employment by the Company is terminated for any reason the option shall thereupon expire and any and all right to purchase shares pursuant thereto shall terminate ninety days after the optionee's employment terminates. On May 25, 1999, the Shareholders ratified and approved the Laser Corporation 1999 Stock Incentive Plan. The Stock Option Committee of the Board of Directors approved the new stock incentive plan. The plan provides for the issuance of stock options, performance stock units and restricted stock units. The maximum number shares of the Company's common stock reserved and available for issuance under the plan is 150,000 shares. The Stock Option Committee of the Board of Directors administers the plan and has discretion to determine the terms of options granted under each plan. Such terms include the exercise price of each option, the number of shares subject to each option, and the exercisability of such options. Options issued under the plan must be granted at the fair market value on the date of grant. A stock option granted under the plan will become exercisable in two increments. The first third is immediately exercisable and the remaining two-thirds is exercisable upon the first anniversary date of the grant. The maximum term of options granted under the plan is ten years. The plan provides that if the optionee's employment by the Company is terminated for any reason the unvested portion of any restricted stock unit awards or performance stock unit awards will be canceled. Stock options held by an employee who is terminated for any reason other than death, disability, without cause or constructive termination, may be exercised within 90 days following such termination, to the extent the option was exercisable. Under the new plan in 1999, options to purchase an aggregate of 4,000 shares of common stock were granted to two officers at an exercise price of $1.6875 and an aggregate of 4,000 shares of common stock were granted to four non-officer employees at an exercise price of $1.6875 per share. In addition during 1999, stock options to purchase an aggregate of 4,000 shares of common stock were granted to two officers at an exercise price of $4.59 and an aggregate of 10,000 shares of common stock were granted to ten non-officer employees at an exercise price of $4.59. No stock options were issued during 2000. Options were granted in 2001 to purchase an aggregate of 4,000 shares of common stock to two officers and 6,000 shares of common stock to six non-officer employees at an exercise price of $3.625. Additionally in 2001 options were granted to purchase an aggregate of 4,000 shares of common stock to two officers and 6,000 shares of common stock to six non-officer employees at an exercise price of $1.15. The stock incentive plan, as approved, expires on January 1, 2009.

         During 2001, the Company issued employee stock options in a combined total of 120,000 shares of common stock to two officers of the Company at an exercise price of $0.10 per share. An aggregate of 30,000 shares vested immediately and the reminder vest based on the Company achieving certain performance criteria. These options expire in December 2006.


         The following table sets forth information respecting all individual grants of options and stock appreciation rights ("SARs") made during the last completed fiscal year to the executive named in the Summary Compensation Table above.


                      Option/SAR Grants in Last Fiscal Year



                          Individual Grants
-------------------------------------------
      (a)              (b)            (c)             (d)        (e)
                    Number of     % of Total
                   Securities    Options/SARs
                    Underlying      Granted        Exercise or   Ex-
                   Options/SARs      During        Base Price  piration
  Name              Granted (#)    Fiscal Year(1)   ($/share)    Date
------------------------------------------------------------------------

B. Joyce Wickham     2,000            14 %           $3.625    Jun. 2011
                     2,000            14 %           $1.15     Dec. 2011
                    60,000(2)         50 %             .10     Dec. 2006


(1) The percentages are based on the total of options to purchase 14,000 shares granted in June of 2001, the total of options to purchase 14,000 shares granted in December of 2001 and options to purchase the vested 30,000 shares granted in April of 2001.

(2)      Only 15,000 shares of these shares are currently vested.


Director Options
----------------

         On October 16, 1987, the Board of Directors adopted a resolution, ratified by the Shareholders of the Company, granting all non-employee directors five-year options to purchase 10,000 shares of common stock, at the end of each six months of service as a director, at the last reported sale price on the date of grant. Such options were not granted under the incentive or non-statutory stock option plans. On March 22, 1990, the Board of Directors adopted a resolution terminating the director option program. On May 29, 1992 the Board of Directors reinstated this option plan whereby each outside director would be granted a five-year option to purchase 2,000 shares of common stock at the end of each six months of service as a director beginning on June 1, 1992. The plan provides that if a director shall cease to be a director of the Corporation for any reason the option may be exercised by the former director at any time within one year after such cessation. A formalized Stock Option Plan and Stock Option Agreement was adopted on September 10, 1992, effective May 29, 1992. On June 1, 1993 the plan was amended to change the method of calculating the exercise price to that of the employee's Incentive Stock Option Plan. All amounts shown have been adjusted to take into account the five for four stock dividend. In 1999, options to purchase an aggregate of 4,000 shares of common stock at an exercise price of $1.6875 per share and an aggregate of 4,000 shares of common stock at an exercise price of $4.59 per share were granted. During 2000, options to purchase an aggregate 4,000 shares of common stock at an exercise price of $6.0625 per share were granted and an aggregate of 4,000 shares of common stock at an exercise price of $6.00 per share were granted. Options were granted in 2001 to purchase an aggregate of 4,000 shares of common stock at the exercise price of $3.625 per share and an aggregate of 4,000 shares of common stock at the exercise price of $1.15 per share.



Termination of Employment Arrangement
-------------------------------------

         Employment Agreements between B. Joyce Wickham and the Company and Mark
L. Ballard and the Company, provide that in the event of termination by the Company of their employment, Ms. Wickham shall be entitled to twelve months of severance benefits at the time of termination and Mr. Ballard shall be entitled to eleven months of severance benefits at the time of termination, unless such termination shall be for cause, lack of performance, resignation or by reason of death.

Compensation of Directors
-------------------------

         Board members who are also employees of the Company do not receive any directors' fees. Non-employee Board members receive $10,000 per year in directors' fees, however, during 2001 the Directors received the Company's common stock in lieu of cash fees. Directors are reimbursed for their expenses of attending meetings outside the area in which they live.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Reinhardt Thyzel, a director and significant stockholder of the Company, is an owner and officer of A.R.C. GmbH, Germany and A.R.C. AG, Switzerland (collectively "A.R.C."). The Company is currently selling laser products to and purchasing laser products and systems from these entities. During 2001 sales to A.R.C. totaled $410,179. Purchases by the Company from A.R.C. in 2001 totalled $200,399. In addition, the Company and A.R.C. have formed a strategic partnership for the development, marketing and sales of medical products. The Company has a distribution agreement with A.R.C. AG for rights to sell and manufacture the complete Dodick Photolysis medical system. This agreement includes a royalty fee to be paid to A.R.C. and exclusive rights to sell in the U.S.A., Canada, Mexico and Brazil.



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq Stock Market and to furnish us with copies of those reports.

         Based solely on a review of the copies of reports furnished to us, or written representations that no reports were required, we believe that, during 2001, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% stockholders were satisfied.



    PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors of the Company has selected Tanner + Co. as the independent public accountants of the Company for the fiscal year ending December 31, 2002. Tanner + Co. has served as the Company's independent public accountants since November 4, 1994.

         During the two most recent years the Company has not consulted with Tanner + Co. on items which (i) were or should have been subject to SAS 50 or
(ii) concerned the subject matter of a disagreement or reportable event with the former auditor, (as described in Regulation S-K Item 304(a)(2)).

         Representatives of Tanner + Co. are expected to attend the Annual Meeting of Shareholders and will be available to respond to appropriate questions and will be afforded the opportunity to make a statement if they desire to do so.

         In the absence of instructions to the contrary, the persons named in the Proxy will vote the Proxies FOR ratification of the selection of Tanner + Co. as independent public accountants for the Company.


                             AUDIT COMMITTEE REPORT

         Laser Corporation's Audit Committee of the Board of Directors consists of two non-employee directors that are considered independent under applicable independent director and audit committee listing standards. The current members of the audit Committee are Rod O. Julander and Reinhardt Thyzel. The Board of Directors has adopted a written charter for the Audit Committee.

         Management is responsible for the integrity of Laser Corporation's internal control environment and its financial reporting process. Laser Corporation's independents public accountants, Tanner + Co., are responsible for performing an independent audit of Laser Corporation's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report on these financial statements. The Audit Committee is responsible for overseeing and monitoring these processes.

         The Audit Committee held one meeting during calendar 2001. It has reviewed and discussed the audited financial statements with management. The Audit Committee believes Laser Corporation's management maintains an effective system of internal control that results in the fair presentation of our financial statements and the appropriate safeguard of corporate assets. Based on review and ratification of the 2001 audit plan and discussion of the results of its execution with management and Tanner + Co., the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Laser Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

         The Audit Committee and Tanner + Co. have discussed all matters required by Statement on Auditing Standards No. 61, Communications with Audit Committee. The Audit Committee has considered the compatibility of non-audit services performed by Tanner + Co. and other pertinent information regarding the accountant's independence and has determined the firm to be appropriately independent from Laser Corporation. Additionally, the Audit Committee has received from Tanner + Co. written disclosure regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee.

         Fees for the calendar year 2001 audit and related quarterly reviews are approximately $24,880 of which approximately $11,200 has been billed through December 31, 2001. Fees billed for other projects rendered by Tanner + Co. for the calendar 2001 year were approximately $4,839. These fees relate primarily to consultation on our tax returns and other tax matters, and assistance with 1933 Securities Act filings.

         The Audit Committee of the Board of Directors of Laser Corporation.

                      Rod O. Julander
                      Reinhardt Thyzel



                              SHAREHOLDER PROPOSALS

         If a Shareholder wishes to present a proposal at the 2003 Annual Meeting of Shareholders, the proposal must be received by Laser Corporation, 2417 South 3850 West, Salt Lake City, Utah 84120 prior to December 16, 2002. The Board of Directors will review any proposal which is received by that date and determine whether it is a proper proposal to present at the 2003 Annual Meeting.


                                  VOTE REQUIRED

         A majority of the 1,643,073 issued and outstanding shares of common stock of the Company shall constitute a quorum at the Annual Meeting. Under the Utah Revised Business Corporation Act, the affirmative vote of at least a majority of the shares represented at the meeting is required for all proposals to come before the meeting.


                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present and has not been informed that any other person intends to present, a matter for action at the 2002 Annual Meeting other than as set forth herein and in the Notice of Annual Meeting. If any other matter properly comes before the meeting, it is intended that the holders of Proxies will act in accordance with their best judgment. The Board of Directors may read the minutes of the 2001 Annual Meeting of Shareholders and make reports, but Shareholders will not be requested to approve or disapprove such minutes or reports.

         In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of common stock held of record and will reimburse such persons for forwarding such material. The cost of this solicitation of proxies will be borne by the Company.

         COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB (INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENTS SCHEDULES) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "10-KSB") MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE COMPANY, ATTENTION: ROD O. JULANDER, SECRETARY, 2417 SOUTH 3850 WEST, SALT LAKE CITY, UTAH 84120. COPIES OF THE COMPANY'S 2001 FORM 10-KSB ARE BEING MAILED WITH THIS PROXY STATEMENT. ADDITIONAL COPIES MAY BE OBTAINED BY WRITING TO LASER CORPORATION, ATTENTION: ROD O. JULANDER, SECRETARY, 2417 SOUTH 3850 WEST, SALT LAKE CITY, UTAH 84120.

         The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying Notice and described in this Proxy Statement. If you wish to vote in accordance with the Board's recommendations, merely sign, date and return the Proxy in the enclosed envelope, which requires no postage if mailed in the United States. A prompt return of your Proxy will be appreciated.



                                          By Order of the Board of Directors


                                          /s/Rod O. Julander

                                          Rod O. Julander, Secretary




Salt Lake City, Utah
April 12, 2002

                                LASER CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 15, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints B. Joyce Wickham and Rod O. Julander and each of them (acting jointly or, if one be present, then by that one alone) as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned or with respect to which the undersigned is entitled to vote and act on April 5, 2002 at the Annual Meeting of Shareholders to be held at the Company's corporate offices at 2417 South 3850 West, Salt Lake City, Utah, on Wednesday, May 15, 2002 at 9:00 a.m., local time, or at any adjournment thereof, and especially to vote as follows:

1.  Election of Directors

     FOR all nominees listed                 WITHHOLD AUTHORITY
     below (except as marked                 to vote for all
     to the contrary below)                  nominees listed below

     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH A NOMINEE'S NAME IN THE LIST BELOW:)

   B. Joyce Wickham    Rod O. Julander    Mark L. Ballard    Reinhardt Thyzel


2. To approve the selection of Tanner + Co. as the independent certified public accountants of the Company for the fiscal year ending December 31, 2002.

          FOR                    AGAINST                 ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AS SELECTED BY THE BOARD OF DIRECTORS AND FOR PROPOSAL 2.

PLEASE SIGN AND DATE THIS PROXY WHERE SHOWN BELOW AND RETURN IT PROMPTLY:

                                           Date:__________________________,2002

                                           Signed:_____________________________

                                           ____________________________________

         (Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person.)

No Postage Is Required If This Proxy Is Returned In The Enclosed Envelope And Mailed In The United States.